Portfolio Recovery Associates Reports Fourth Quarter and Full Year 2011 Results

NORFOLK, VA -- (Marketwire - February 16, 2012) - Portfolio Recovery Associates, Inc. (NASDAQ: PRAA), a specialized financial and business services company and market leader in the consumer debt purchase and collection industry, today reported its fourth quarter and full year 2011 results.

Fourth Quarter Highlights

  Record net income of $26.6 million, an increase of 29% over the fourth quarter of 2010
  Record diluted EPS of $1.54, compared with $1.20 in the fourth quarter of 2010
  Record revenue of $118.1 million, up 17% from the year-earlier quarter
  Cash collections of $180.3 million, up 25% from the fourth quarter of 2010
  Annualized return on average equity of 18.2% for the quarter

The Company's earnings for the full year 2011 totaled $100.8 million, or $5.85 per diluted share, compared with $73.5 million, or $4.35 per diluted share, for the full year 2010. Full year 2011 revenues were $458.9 million, compared to $372.7 million for the full year 2010.

"In 2011, PRA again experienced significant growth in revenues and net income, as well as improved operating efficiencies and a strengthened capital structure," said Steven D. Fredrickson, chairman, president and chief executive officer. "Our steadfast adherence to our core principles, our ability to evaluate and purchase high-value portfolios and our unwavering commitment to best practices for our industry helped to drive net income crossing the $100 million threshold for the first time in our history. We believe PRA has never been better positioned for long-term growth, and we intend to continue investing in our future through organic growth and select merger and acquisition opportunities. This is best illustrated through our acquisition of Mackenzie Hall in January 2012."

FINANCIAL AND OPERATING REVIEW

Revenues

  Total revenues were $118.1 million for the quarter, up 17% when compared with the same period a year ago. This was driven by cash receipts of $195.7 million in the fourth quarter, up 22% from $160.3 million a year earlier. The Company defines cash receipts as the total of cash collections and fee income.

Finance Receivable Income

  Cash collections from finance receivables rose 25% to $180.3 million in the fourth quarter of 2011 from $144.4 million in the year-ago period. Cash collections reflected the seasonal weakness typically experienced in the fourth quarter. The table below displays cash collections by source, by quarter for the past five quarters:

                                --------------------------------------------
Cash Collection Source ($ in
 thousands)                      Q42011   Q32011   Q22011   Q12011   Q42010
                                -------- -------- -------- -------- --------
Call Center & Other Collections $ 61,227 $ 63,967 $ 64,566 $ 67,377 $ 53,775
External Legal Collections        26,316   27,245   27,329   25,378   21,446
Internal Legal Collections        17,615   16,444   16,007   15,598   12,841
Purchased Bankruptcy
 Collections                      75,166   74,512   68,379   58,364   56,301
                                -------- -------- -------- -------- --------
Total Cash Collections          $180,324 $182,168 $176,281 $166,717 $144,363
                                ======== ======== ======== ======== ========

                                --------------------------------------------

  Internal legal collections, in which the Company uses its own staff attorneys, continue to represent an important, developing collections channel. Internal legal collections increased to $17.6 million in the fourth quarter of 2011 from $12.8 million in the year-ago quarter.

  During the quarter, the Company applied 43.0% of cash collections to reduce the carrying value of its owned debt portfolios, up from 41.3% in the fourth quarter of 2010. The fourth quarter 2011 principal amortization rate included $3.1 million in net allowance charges against certain pools of finance receivables accounts.

  Cash collections produced income on finance receivables of $102.7 million in the fourth quarter of 2011, net of allowance charges of $3.1 million. Income on finance receivables, net of allowance charges, increased 21% from the fourth quarter of 2010.

  For the fourth quarter of 2011, Core portfolio income was $63.9 million, net of allowance charges of $2.1 million. Net Core portfolio income increased 21% over the fourth quarter of 2010. Net Bankruptcy portfolio revenue for the fourth quarter of 2011 was $38.9 million, net of allowance charges of $1.0 million. Net Bankruptcy portfolio income increased 22% over the fourth quarter of 2010.

  The Company purchased $1.21 billion of face-value finance receivables during the fourth quarter of 2011 for $88.9 million. These receivables were acquired in 83 portfolios from 12 different sellers.

Fee Income

  The Company's fee-for-service businesses generated revenue of $15.3 million in the fourth quarter of 2011, a decline of 4% from the same period a year ago due largely to a decrease in revenues generated by PRA Location Services. Together, the fee-for-service businesses accounted for 13% of the Company's overall revenues in the fourth quarter of 2011, down from 16% in the fourth quarter of 2010. Compared with the third quarter of 2011, fee income increased by $3.9 million or 35%, due primarily to seasonal increases in the Government Services business along with an increase in fee income generated by CCB.

Efficiency and Productivity

  Operating income was $46.0 million in the fourth quarter of 2011, compared with $36.3 million in the fourth quarter of 2010, representing an increase of 27%. The operating margin increased from 36.0% in the year-earlier quarter, to 38.9% in the recently completed quarter.

  The Company measures finance receivable collections productivity in a variety of ways, due to the varying nature of the Company's collections channels. All measurements of collections productivity improved over the fourth quarter of 2010, and are presented in the accompanying Financial Highlights.

Balance Sheet

  Cash balances were $26.7 million as of December 31, 2011.

  During the fourth quarter of 2011, the Company had net repayments of $40 million on its line of credit, which had a balance outstanding of $220 million at year-end. Remaining borrowing availability, subject to normal borrowing and collateral provisions, under the line was $187.5 million as of December 31, 2011.

Subsequent Events

  On January 16, 2012, the Company announced the acquisition of Mackenzie Hall Holdings Limited, a leading UK debt collection and purchase group.

  Under the terms of the transaction, PRA purchased 100% of the equity interest in Mackenzie Hall, for approximately GBP 33.1 million (approximately $51 million) in cash. PRA anticipates the acquisition will be immediately accretive to earnings.

  Based in Kilmarnock, Scotland, Mackenzie Hall offers outsourced and contingent consumer debt recovery on behalf of banks, credit providers and debt purchasers, as well as distressed and dormant niche portfolio purchasing. Mackenzie Hall employs approximately 170 people at its headquarters and contact center in Kilmarnock.

  The Board of Directors has authorized a share repurchase program of up to $100 million of the Company's outstanding shares of common stock. The program will be administered by a special committee of the Board. Repurchases would depend on prevailing market conditions and other factors. The repurchase program may be suspended or discontinued at any time.

Conference Call Information
The Company will hold a conference call with investors this evening at 5:30 p.m. EST, Thursday, February 16, 2012, to discuss its fourth-quarter and full year results. Investors can access the call by dialing 888-713-4211 for domestic callers or 617-213-4864 for international callers using the pass code 25454734. A replay will be available approximately one hour after the call ends and will remain available for seven days. Investors can access the replay of the call by dialing 888-286-8010 for domestic callers or 617-801-6888 for international callers using the pass code 35636577.

Investors also may listen to the conference call via webcast, both live and archived, at the company's website, www.portfoliorecovery.com at the Investor Relations main page.

About Portfolio Recovery Associates, Inc.
Portfolio Recovery Associates, Inc. (PRA) is a specialized financial and business services company. A market leader in the consumer debt purchase and collection industry, PRA also provides a broad range of fee-based services, including revenue enhancement for local governments; vehicle location, skip-tracing and collateral recovery for auto lenders, governments, and law enforcement; contingent consumer debt recovery on behalf of banks, credit providers, and debt purchasers; and filing of class action claims on behalf of institutional investors, manufacturers, and retailers. PRA has a longstanding culture of compliance, engaging collaboratively with its customers to create realistic, affordable repayment plans. The Company has more than 2,800 employees in 10 U.S. states and the United Kingdom.

PRA has been named to the Forbes 100 Best Small Companies in America annual rankings list for five consecutive years (2007 - 2011). It was ranked as one of BusinessWeek's 100 Hot Growth Companies in 2003, 2005 and 2007, and was recognized by Fortune as one of America's Top Small Businesses in 2006 and 2007. The Company's shares are publicly traded on the NASDAQ Global Select Market under the symbol "PRAA." Additional information about Portfolio Recovery Associates is available at www.portfoliorecovery.com.

Statements herein which are not historical, including Portfolio Recovery Associates' or management's intentions, hopes, beliefs, expectations, representations, projections, plans or predictions of the future, including future revenue and earnings growth, statements with respect to future contributions of its subsidiaries to earnings and future portfolio-purchase opportunities, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include references to Portfolio Recovery Associates' presentations and web casts. The forward-looking statements in this press release are based upon management's beliefs, assumptions and expectations of the Company's future operations and economic performance, taking into account currently available information. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties, some of which are not currently known to us. Actual events or results may differ from those expressed or implied in any such forward-looking statements as a result of various factors, including the risk factors and other risks that are described from time to time in the Company's filings with the Securities and Exchange Commission including but not limited to its annual reports on Form 10-K, its quarterly reports on Form 10-Q and its current reports on Form 8-K, filed with the Securities and Exchange Commission and available through the Company's website, which contain a more detailed discussion of the Company's business, including risks and uncertainties that may affect future results. Due to such uncertainties and risks, readers are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date hereof. Information in this press release may be superseded by more recent information or statements, which may be disclosed in later press releases, subsequent filings with the Securities and Exchange Commission or otherwise. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or to reflect any change in events, conditions or circumstances on which any such forward-looking statements are based, in whole or in part.

                    Portfolio Recovery Associates, Inc.
                  Unaudited Consolidated Income Statements
                  (in thousands, except per share amounts)

                     Three Months  Three Months      Year          Year
                         Ended         Ended         Ended         Ended
                     December 31,  December 31,  December 31,  December 31,
                         2011          2010          2011          2010
                     ------------  ------------  ------------  ------------

Revenues:
  Income recognized
   on finance
   receivables, net  $    102,743  $     84,783  $    401,895  $    309,680
  Fee income               15,344        15,972        57,040        63,026
                     ------------  ------------  ------------  ------------

    Total revenues        118,087       100,755       458,935       372,706

Operating expenses:
  Compensation and
   employee services       35,759        32,350       138,202       124,077
  Legal collection
   fees                     5,940         4,819        23,621        17,599
  Legal collection
   costs                    9,711         9,932        38,659        31,330
  Agent fees                1,647         2,616         7,653        12,012
  Outside fees and
   services                 5,608         3,100        19,310        12,554
  Communications            5,488         4,066        23,372        17,226
  Rent and occupancy        1,538         1,402         5,891         5,313
  Depreciation and
   amortization             3,188         3,387        12,943        12,437
  Other operating
   expenses                 3,255         2,808        12,416        10,296
                     ------------  ------------  ------------  ------------

    Total operating
     expenses              72,134        64,480       282,067       242,844

Gain on sale of
 property                       -             -         1,157             -
                     ------------  ------------  ------------  ------------

      Income from
       operations          45,953        36,275       178,025       129,862

Other income and
 (expense):
  Interest income               -            29             7            65
  Interest expense         (2,512)       (2,517)      (10,569)       (9,052)
                     ------------  ------------  ------------  ------------

    Income before
     income taxes          43,441        33,787       167,463       120,875

    Provision for
     income taxes          16,775        13,156        66,319        47,004
                     ------------  ------------  ------------  ------------

    Net income       $     26,666  $     20,631  $    101,144  $     73,871

      Less net
       income/(loss)
       attributable
       to redeemable
       noncontrollin
       g interest              76           (14)          353           417
                     ------------  ------------  ------------  ------------

    Net income
     attributable to
     Portfolio
     Recovery
     Associates,
     Inc.            $     26,590  $     20,645  $    100,791  $     73,454
                     ============  ============  ============  ============

Net income per
 common share:
  Basic              $       1.55  $       1.21  $       5.89  $       4.37
  Diluted            $       1.54  $       1.20  $       5.85  $       4.35

Weighted average
 number of shares
 outstanding:
  Basic                    17,121        17,063        17,110        16,820
  Diluted                  17,269        17,165        17,230        16,885

                     Portfolio Recovery Associates, Inc.
               Unaudited Condensed Consolidated Balance Sheets
                  (in thousands, except per share amounts)

                                                   December 31, December 31,
ASSETS                                                 2011         2010
                                                   ------------ ------------

Cash and cash equivalents                          $     26,697 $     41,094
Finance receivables, net                                926,734      831,330
Accounts receivable, net                                  7,862        8,932
Property and equipment, net                              25,727       24,270
Goodwill                                                 61,678       61,678
Intangible assets, net                                   14,596       18,466
Other assets                                              7,829       10,138
                                                   ------------ ------------

    Total assets                                   $  1,071,123 $    995,908
                                                   ============ ============

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
  Accounts payable and accrued liabilities         $     42,660 $     23,576
  Net deferred tax liability                            193,898      164,971
  Line of credit                                        220,000      300,000
  Long-term debt                                          1,246        2,396
                                                   ------------ ------------

    Total liabilities                                   457,804      490,943
                                                   ------------ ------------

Redeemable noncontrolling Interest                       17,831       14,449
                                                   ------------ ------------

Stockholders' equity:
  Preferred stock, par value $0.01, authorized
   shares, 2,000, issued and outstanding shares - 0           -            -
  Common stock, par value $0.01, authorized shares,
   60,000, 17,134 issued and outstanding shares at
   December 31, 2011, and 17,064 issued and
   outstanding shares at December 31, 2010                  171          171
  Additional paid-in capital                            167,719      163,538
  Retained earnings                                     427,598      326,807
    Total stockholders' equity                          595,488      490,516
                                                   ------------ ------------

      Total liabilities and stockholders' equity   $  1,071,123 $    995,908
                                                   ============ ============

                    Portfolio Recovery Associates, Inc.
         Unaudited Condensed Consolidated Statements of Cash Flows
                               (in thousands)

                                                    Year           Year
                                                   Ended          Ended
                                                December 31,   December 31,
                                                    2011           2010
                                               -------------  -------------
Cash flows from operating activities:
  Net income                                   $     101,144  $      73,871
  Adjustments to reconcile net income to net
   cash provided by operating activities:
    Amortization of share-based compensation           7,759          4,203
    Depreciation and amortization                     12,943         12,437
    Deferred tax expense                              28,927         47,493
    Gain on sale of property                          (1,157)             -
    Changes in operating assets and
     liabilities:
      Other assets                                       (54)         1,204
      Accounts receivable                              1,070            237
      Accounts payable and accrued liabilities         6,921          2,039
      Income taxes                                    15,472          2,097
                                               -------------  -------------

      Net cash provided by operating
       activities                                    173,025        143,581
                                               -------------  -------------

Cash flows from investing activities:
  Purchases of property and equipment                 (9,634)        (9,546)
  Proceeds from sale of property                       1,267              -
  Acquisition of finance receivables, net of
   buybacks                                         (398,999)      (357,530)
  Collections applied to principal on finance
   receivables                                       303,595        219,662
  Business acquisitions, net of cash acquired           (985)       (23,000)
  Contingent payment made for business
   acquisition                                             -           (117)
                                               -------------  -------------

      Net cash used in investing activities         (104,756)      (170,531)
                                               -------------  -------------

Cash flows from financing activities:
  Proceeds from exercise of options                      150             57
  Income tax benefit from share-based
   compensation                                          641            256
  Payment of liability-classified contingent
   consideration                                           -         (2,000)
  Proceeds from line of credit                        32,000        177,500
  Principal payments on line of credit              (112,000)      (196,800)
  Payments of line of credit origination costs
   and fees                                                -         (3,819)
  Proceeds from stock offering, net of
   offering costs                                          -         71,688
  Proceeds from long-term debt                             -          1,569
  Distributions paid to noncontrolling
   interest                                           (2,307)             -
  Principal payments on long-term debt                (1,150)          (672)
                                               -------------  -------------

       Net cash (used in)/provided by
       financing activities                          (82,666)        47,779
                                               -------------  -------------

       Net (decrease)/increase in cash and
       cash equivalents                              (14,397)        20,829

Cash and cash equivalents, beginning of year          41,094         20,265
                                               -------------  -------------

Cash and cash equivalents, end of year         $      26,697  $      41,094
                                               =============  =============

Supplemental disclosure of cash flow
 information:
  Cash paid for interest                       $      10,280  $       9,398
  Cash paid for income taxes                          23,641            107

Noncash investing and financing activities:
  Adjustment of the noncontrolling interest
   measurement amount                          $      (4,112) $           -
  Common stock issued for acquisition                      -          4,950
  Net unrealized change in fair value of
   derivative instrument                                   -            701
  Distributions payable relating to
   noncontrolling interest                                67          1,291
  Employee stock relinquished for payment of
   taxes                                                (257)             -

                            FINANCIAL HIGHLIGHTS

                 Three Months Ended                 Year Ended
                    December 31,         %         December 31,         %
(dollars in
 thousands)       2011        2010     Change    2011        2010     Change
               ----------  ----------  ------ ----------  ----------  ------
EARNINGS
Income
 recognized on
 finance
 receivables,
 net           $  102,743  $   84,783     21% $  401,895  $  309,680     30%
Fee income         15,344      15,972     -4%     57,040      63,026     -9%
Total revenues    118,087     100,755     17%    458,935     372,706     23%
Operating
 expenses          72,134      64,480     12%    282,069     242,844     16%
Income from
 operations        45,953      36,275     27%    178,023     129,862     37%
Net interest
 expense            2,512       2,488      1%     10,562       8,987     18%
Net income         26,666      20,631     29%    101,143      73,871     37%
Net income
 attributable
 to Portfolio
 Recovery
 Associates,
 Inc.              26,590      20,645     29%    100,791      73,454     37%
               ----------  ----------  -----  ----------  ----------  -----

PERIOD-END
 BALANCES
Cash and cash
 equivalents   $   26,697  $   41,094    -35% $   26,697  $   41,094    -35%
Finance
 receivables,
 net              926,734     831,330     11%    926,734     831,330     11%
Goodwill and
 intangible
 assets, net       76,274      80,144     -5%     76,274      80,144     -5%
Total assets    1,071,123     995,908      8%  1,071,123     995,908      8%
Line of credit    220,000     300,000    -27%    220,000     300,000    -27%
Total
 liabilities      457,804     490,943     -7%    457,804     490,943     -7%
Total equity      595,488     490,516     21%    595,488     490,516     21%
               ----------  ----------  -----  ----------  ----------  -----

FINANCE
 RECEIVABLE
 COLLECTIONS
Cash
 collections   $  180,324  $  144,363     25% $  705,490  $  529,342     33%
Principal
 amortization
 without
 allowance
 charges           74,481      54,139     38%    293,431     194,510     51%
Principal
 amortization
 with
 allowance
 charges           77,581      59,580     30%    303,595     219,662     38%
Principal
 amortization
 w/ allowance
 charges as %
 of cash
 collections:
  Including
   fully
   amortized
   pools             43.0%       41.3%     4%       43.0%       41.5%     4%
  Excluding
   fully
   amortized
   pools             44.9%       44.3%     1%       45.4%       44.8%     1%
Estimated
 remaining
 collections -
 core          $1,159,086  $  974,108     19% $1,159,086  $  974,108     19%
Estimated
 remaining
 collections -
 bankruptcy       794,262     749,410      6%    794,262     749,410      6%
Estimated
 remaining
 collections -
 total          1,953,348   1,723,518     13%  1,953,348   1,723,518     13%
               ----------  ----------  -----  ----------  ----------  -----

ALLOWANCE FOR
 FINANCE
 RECEIVABLES
Balance at
 period-end    $   86,571  $   76,407     13% $   86,571  $   76,407     13%
Allowance
 charge        $    3,100  $    5,442    -43% $   10,164  $   25,152    -60%
Allowance
 charge to
 period-end
 net finance
 receivables         0.33%       0.65%   -49%       1.10%       3.03%   -64%
Allowance
 charge to net
 finance
 receivable
 income              3.02%       6.42%   -53%       2.53%       8.12%   -69%
Allowance
 charge to
 cash
 collections         1.72%       3.77%   -54%       1.44%       4.75%   -70%
               ----------  ----------  -----  ----------  ----------  -----

PURCHASES OF
 FINANCE
 RECEIVABLES
Purchase price
 - core        $   42,532  $   44,852     -5% $  213,389  $  149,998     42%
Face value -
 core             829,232   1,357,301    -39%  7,900,761   3,424,313    131%
Purchase price
 - bankruptcy      46,360      40,671     14%    195,019     217,445    -10%
Face value -
 bankruptcy       376,094     511,588    -26%  1,891,595   3,380,639    -44%
Purchase price
 - total           88,892      85,523      4%    408,407     367,443     11%
Face value -
 total          1,205,326   1,868,889    -36%  9,792,356   6,804,952     44%
Number of
 portfolios -
 total                 83          75     11%        333         305      9%
               ----------  ----------  -----  ----------  ----------  -----

PER SHARE DATA
Net income per
 common share
 - diluted     $     1.54  $     1.20     28% $     5.85  $     4.35     34%
Weighted
 average
 number of
 shares
 outstanding -
 diluted           17,269      17,165      1%     17,230      16,885      2%
Closing market
 price         $    67.52  $    75.20    -10% $    67.52  $    75.20    -10%
               ----------  ----------  -----  ----------  ----------  -----

RATIOS AND
 OTHER DATA
Return on
 average
 equity (1)         18.18%      17.09%     6%      18.62%      16.56%    12%
Return on
 revenue (2)        22.58%      20.48%    10%      22.04%      19.82%    11%
Operating
 margin (3)         38.91%      36.00%     8%      38.79%      34.84%    11%
Operating
 expense to
 cash receipts
 (4)                36.87%      40.22%    -8%      36.99%      41.00%   -10%
Debt to equity
 (5)                37.15%      61.65%   -40%      37.15%      61.65%   -40%
Cash
 collections
 per collector
 hour paid:
  Core cash
   collections $      137  $      129      6% $      151  $      129     17%
  Total cash
   collections $      228  $      204     12% $      240  $      194     24%
  Excluding
   external
   legal
   collections $      194  $      174     30% $      204  $      165     29%
  Excluding
   bankruptcy
   and
   external
   legal
   collections $      103  $       98     39% $      114  $      100     23%
Number of
 collectors         1,658       1,472     13%      1,658       1,472     13%
Number of
 employees          2,641       2,473      7%      2,641       2,473      7%
Cash receipts
 (4)           $  195,668  $  160,335     22% $  762,530  $  592,368     29%
Line of credit
 - unused
 portion at
 period end       187,500     107,500     74%    187,500     107,500     74%
               ----------  ----------  -----  ----------  ----------  -----
Notes:
(1) Calculated as annualized net income divided by average equity for the period
(2) Calculated as net income divided by total revenues
(3) Calculated as income from operations divided by total revenues
(4) "Cash receipts" is defined as cash collections plus fee income
(5) For purposes of this ratio, "debt" equals the line of credit balance plus long-term debt

                             FINANCIAL HIGHLIGHTS

                                    For the Quarter Ended
                 ----------------------------------------------------------
                  December    September                           December
(dollars in          31          30        June 30    March 31       31
 thousands)         2011        2011        2011        2011        2010
                 ----------  ----------  ----------  ----------  ----------
EARNINGS
Income
 recognized on
 finance
 receivables,
 net             $  102,743  $  102,875  $  100,303  $   95,974  $   84,783
Fee income           15,344      11,401      14,492      15,803      15,972
Total revenues      118,087     114,276     114,795     111,777     100,755
Operating
 expenses            72,134      70,447      70,415      69,073      64,480
Income from
 operations          45,953      43,830      45,536      42,704      36,275
Net interest
 expense              2,512       2,548       2,635       2,867       2,488
Net income           26,666      25,193      25,575      23,709      20,631
Net income
 attributable to
 Portfolio
 Recovery
 Associates,
 Inc.                26,590      25,506      25,574      23,121      20,645
                 ----------  ----------  ----------  ----------  ----------

PERIOD-END
 BALANCES
Cash and cash
 equivalents     $   26,697  $   30,035  $   25,481  $   35,443  $   41,094
Finance
 receivables,
 net                926,734     919,478     879,515     866,992     831,330
Goodwill and
 intangible
 assets, net         76,274      76,426      77,643      78,893      80,144
Total assets      1,071,123   1,064,104   1,021,617   1,020,099     995,908
Line of credit      220,000     260,000     250,000     290,000     300,000
Total
 liabilities        457,804     478,915     463,153     489,136     490,943
Total equity        595,488     568,305     542,396     515,710     490,516
                 ----------  ----------  ----------  ----------  ----------

FINANCE
 RECEIVABLE
 COLLECTIONS
Cash collections $  180,324  $  182,168  $  176,281  $  166,717  $  144,363
Principal
 amortization
 without
 allowance           74,481      78,552      73,695      66,703      54,139
Principal
 amortization
 with allowance      77,581      79,293      75,978      70,743      59,580
Principal
 amortization w/
 allowance as %
 of cash
 collections:
  Including
   fully
   amortized
   pools               43.0%       43.5%       43.1%       42.4%       41.3%
  Excluding
   fully
   amortized
   pools               44.9%       45.7%       45.7%       45.3%       44.3%
Estimated
 remaining
 collections -
 core            $1,159,086  $1,154,406  $1,072,777  $1,040,140  $  974,108
Estimated
 remaining
 collections -
 bankruptcy         794,262     770,886     743,228     753,130     749,410
Estimated
 remaining
 collections -
 total            1,953,348   1,925,292   1,816,005   1,793,270   1,723,518
                 ----------  ----------  ----------  ----------  ----------

ALLOWANCE FOR
 FINANCE
 RECEIVABLES
Balance at
 period-end      $   86,571  $   83,471  $   82,730  $   80,447  $   76,407
Allowance charge $    3,100  $      741  $    2,283  $    4,040  $    5,442
Allowance charge
 to period-end
 net finance
 receivables           0.33%       0.08%       0.26%       0.47%       0.65%
Allowance charge
 to net finance
 receivable
 income                3.02%       0.72%       2.28%       4.21%       6.42%
Allowance charge
 to cash
 collections           1.72%       0.41%       1.30%       2.42%       3.77%
                 ----------  ----------  ----------  ----------  ----------

PURCHASES OF
 FINANCE
 RECEIVABLES
Purchase price -
 core            $   42,532  $   57,240  $   52,323  $   61,294  $   44,852
Face value -
 core               829,232   5,027,874   1,034,898   1,008,758   1,357,301
Purchase price -
 bankruptcy          46,360      64,848      37,204      46,607      40,671
Face value -
 bankruptcy         376,094     654,508     378,051     482,941     511,588
Purchase price -
 total               88,892     122,088      89,527     107,901      85,523
Face value -
 total            1,205,326   5,682,382   1,412,949   1,491,699   1,868,889
Number of
 portfolios -
 total                   83          95          76          79          75
                 ----------  ----------  ----------  ----------  ----------

PER SHARE DATA
Net income per
 common share -
 diluted         $     1.54  $     1.48  $     1.48  $     1.34  $     1.20
Weighted average
 number of
 shares
 outstanding -
 diluted             17,269      17,228      17,225      17,199      17,165
Closing market
 price           $    67.52  $    62.22  $    84.79  $    85.13  $    75.20
                 ----------  ----------  ----------  ----------  ----------

RATIOS AND OTHER
 DATA
Return on
 average equity
 (1)                  18.18%      18.27%      19.20%      18.25%      17.09%
Return on
 revenue (2)          22.58%      22.05%      22.28%      21.21%      20.48%
Operating margin
 (3)                  38.91%      38.35%      39.67%      38.20%      36.00%
Operating
 expense to cash
 receipts (4)         36.87%      36.39%      36.91%      37.84%      40.22%
Debt to equity
 (5)                  37.15%      46.02%      46.43%      56.64%      61.65%
Cash collections
 per collector
 hour paid:
  Core cash
   collections   $      137  $      152  $      154  $      162  $      129
  Total cash
   collections   $      228  $      249  $      243  $      241  $      204
  Excluding
   external
   legal
   collections   $      194  $      212  $      205  $      204  $      174
Excluding
 bankruptcy and
 external legal
 collections     $      103  $      115  $      116  $      125  $       98
Number of
 collectors           1,658       1,520       1,517       1,486       1,472
Number of
 employees            2,641       2,504       2,504       2,482       2,473
Cash receipts
 (4)             $  195,668  $  193,569  $  190,773  $  182,520  $  160,335
Line of credit -
 unused portion
 at period end      187,500     147,500     157,500     117,500     107,500
                 ----------  ----------  ----------  ----------  ----------
Notes:
(1) Calculated as annualized net income divided by average equity for the period
(2) Calculated as net income divided by total revenues
(3) Calculated as income from operations divided by total revenues
(4) "Cash receipts" is defined as cash collections plus fee income
(5) For purposes of this ratio, "debt" equals the line of credit balance plus long-term debt

       Purchase Price Multiples at December 31, 2011, Entire Portfolio
 ($ in thousands)
----------------------------------------------------------------------------
                                  Net       Actual                  Total
                                Finance      Cash                 Estimated
                              Receivables Collections            Collections
                      Total    Balance at  Including  Estimated       to
Purchase  Purchase  Estimated   December     Cash     Remaining    Purchase
 Period     Price  Collections  31, 2011     Sales   Collections    Price
----------------------------------------------------------------------------
  1996   $    3,080 $   10,243 $        - $   10,144 $       99         333%
  1997        7,685     25,491          -     25,310        181         332%
  1998       11,089     37,370          -     36,938        432         337%
  1999       18,898     69,145          -     68,162        983         366%
  2000       25,020    116,040          -    113,388      2,652         464%
  2001       33,481    173,637          -    170,464      3,173         519%
  2002       42,325    194,756          -    190,276      4,480         460%
  2003       61,448    259,458          -    252,397      7,061         422%
  2004       59,177    194,439          -    187,150      7,289         329%
  2005      143,169    309,213     11,267    287,884     21,329         216%
  2006      107,696    217,424     17,505    187,156     30,268         202%
  2007      258,382    508,433     62,197    402,226    106,207         197%
  2008      275,154    530,607    103,508    358,932    171,675         193%
  2009      281,436    779,837    131,700    421,864    357,973         277%
  2010      358,185    805,126    229,011    304,614    500,512         225%
  2011      402,803    816,224    371,546     77,190    739,034         203%
----------------------------------------------------------------------------
  Total  $2,089,028 $5,047,443 $  926,734 $3,094,095 $1,953,348         242%
----------------------------------------------------------------------------

      Purchase Price Multiples at December 31, 2011, Purchased Bankruptcy
                                  Portfolio
  ($ in thousands)
----------------------------------------------------------------------------
                                  Net       Actual                  Total
                                Finance      Cash                 Estimated
                              Receivables Collections            Collections
                      Total    Balance at  Including  Estimated       to
Purchase  Purchase  Estimated   December     Cash     Remaining    Purchase
 Period     Price  Collections  31, 2011     Sales   Collections    Price
----------------------------------------------------------------------------
  1996-
  2003   $        - $        - $        - $        - $        -           0%
  2004        7,468     14,384          -     14,294         90         193%
  2005       29,301     43,351         68     43,222        129         148%
  2006       17,645     31,191         83     30,481        710         177%
  2007       78,547    109,962     12,111     95,373     14,589         140%
  2008      108,609    184,106     44,172    123,582     60,524         170%
  2009      156,057    392,928     85,227    201,195    191,733         252%
  2010      209,246    393,518    146,596    143,984    249,534         188%
  2011      189,027    292,171    184,316     15,218    276,953         155%
----------------------------------------------------------------------------
  Total  $  795,900 $1,461,611 $  472,573 $  667,349 $  794,262         184%
----------------------------------------------------------------------------

        Purchase Price Multiples at December 31, 2011, Core Portfolio
    ($ in thousands)
----------------------------------------------------------------------------
                                  Net       Actual                  Total
                                Finance      Cash                 Estimated
                              Receivables Collections            Collections
                      Total    Balance at  Including  Estimated       to
Purchase  Purchase  Estimated   December     Cash     Remaining    Purchase
 Period     Price  Collections  31, 2011     Sales   Collections    Price
----------------------------------------------------------------------------
  1996   $    3,080 $   10,243 $        - $   10,144 $       99         333%
  1997        7,685     25,491          -     25,310        181         332%
  1998       11,089     37,370          -     36,938        432         337%
  1999       18,898     69,145          -     68,162        983         366%
  2000       25,020    116,040          -    113,388      2,652         464%
  2001       33,481    173,637          -    170,464      3,173         519%
  2002       42,325    194,756          -    190,276      4,480         460%
  2003       61,448    259,458          -    252,397      7,061         422%
  2004       51,709    180,055          -    172,856      7,199         348%
  2005      113,868    265,862     11,199    244,662     21,200         233%
  2006       90,051    186,233     17,422    156,675     29,558         207%
  2007      179,835    398,471     50,086    306,853     91,618         222%
  2008      166,545    346,501     59,336    235,350    111,151         208%
  2009      125,379    386,909     46,473    220,669    166,240         309%
  2010      148,939    411,608     82,415    160,630    250,978         276%
  2011      213,776    524,053    187,230     61,972    462,081         245%
----------------------------------------------------------------------------
  Total  $1,293,128 $3,585,832 $  454,161 $2,426,746 $1,159,086         277%
----------------------------------------------------------------------------

                    Net Allowance Charges, Entire Portfolio

    ($ in thousands)
----------------------------------------------------------------------------
                                           Purchase Period
Allowance Period          1996-2003       2004         2005         2006
                         -----------  -----------  -----------  -----------
          2005           $       200  $         -  $         -  $         -
          2006                   275            -          825            -
          2007                   235          470        1,885          340
          2008                  (110)       1,290        3,040        7,170
          2009                  (600)        (375)       4,190        4,860
          Q1 10                    -            -        2,795        1,175
          Q2 10                    -          (80)       1,600        2,100
          Q3 10                    -          (80)       1,650        2,050
          Q4 10                    -          (10)         832        1,720
          Q1 11                    -          (15)         455         (100)
          Q2 11                    -            -         (217)           -
          Q3 11                    -            -          641          100
          Q4 11                    -            -          250        1,000
                         -----------  -----------  -----------  -----------
Total                    $         -  $     1,200  $    17,946  $    20,415
                         ===========  ===========  ===========  ===========

Portfolio Purchases, net $   203,026  $    59,177  $   143,169  $   107,696
                         -----------  -----------  -----------  -----------

    ($ in thousands)
-------------------------------------------------------------------------
                                   Purchase Period
Allowance Period             2007         2008     2009-2011     Total
                         -----------  ----------- ----------- -----------
          2005           $         -  $         - $         - $       200
          2006                     -            -           -       1,100
          2007                     -            -           -       2,930
          2008                 7,380          620           -      19,390
          2009                 3,435       16,125           -      27,635
          Q1 10                2,900            -           -       6,870
          Q2 10                  700        2,000           -       6,320
          Q3 10                2,750          150           -       6,520
          Q4 10                1,150        1,750           -       5,442
          Q1 11                  400        3,300           -       4,040
          Q2 11                    -        2,500           -       2,283
          Q3 11                 (500)         500           -         741
          Q4 11                1,250          600           -       3,100
                         -----------  ----------- ----------- -----------
Total                    $    19,465  $    27,545 $         - $    86,571
                         ===========  =========== =========== ===========

Portfolio Purchases, net $   258,382  $   275,154 $ 1,042,424 $ 2,089,028
                         -----------  ----------- ----------- -----------

            Net Allowance Charges, Purchased Bankruptcy Portfolio

($ in thousands)
----------------------------------------------------------------------------
                                              Purchase Period
Allowance Period               1996-2003    2004        2005        2006
                              ---------- ----------  ----------  ----------
             2007             $        - $      470  $      160  $      150
             2008                      -        770         375       1,210
             2009                      -         45         265         120
            Q1 10                      -          -          95          50
            Q2 10                      -        (30)         25           -
            Q3 10                      -        (30)          -        (100)
            Q4 10                      -        (10)        (18)        (30)
            Q1 11                      -        (15)        (95)       (100)
            Q2 11                      -          -         (17)          -
            Q3 11                      -          -         (59)       (100)
            Q4 11                      -          -         (50)          -
                              ---------- ----------  ----------  ----------
Total                         $        - $    1,200  $      681  $    1,200
                              ========== ==========  ==========  ==========

Portfolio Purchases, net      $        - $    7,468  $   29,301  $   17,645
                              ---------- ----------  ----------  ----------

($ in thousands)
--------------------------------------------------------------------------
                                      Purchase Period
Allowance Period                 2007       2008     2009-2011    Total
                              ---------- ---------- ---------- ----------
             2007             $        - $        - $        - $      780
             2008                      -          -          -      2,355
             2009                    110          -          -        540
            Q1 10                  1,200          -          -      1,345
            Q2 10                      -          -          -         (5)
            Q3 10                    600          -          -        470
            Q4 10                    950          -          -        892
            Q1 11                  1,150      1,300          -      2,240
            Q2 11                      -        500          -        483
            Q3 11                      -          -          -       (159)
            Q4 11                  1,100          -          -      1,050
                              ---------- ---------- ---------- ----------
Total                         $    5,110 $    1,800 $        - $    9,991
                              ========== ========== ========== ==========

Portfolio Purchases, net      $   78,547 $  108,609 $  554,330 $  795,900
                              ---------- ---------- ---------- ----------

                    Net Allowance Charges, Core Portfolio
  ($ in thousands)
----------------------------------------------------------------------------
                                             Purchase Period
Allowance Period              1996-2003     2004        2005        2006
                             ----------  ----------  ----------  ----------
            2005             $      200  $        -  $        -  $        -
            2006                    275           -         825           -
            2007                    235           -       1,725         190
            2008                   (110)        520       2,665       5,960
            2009                   (600)       (420)      3,925       4,740
            Q1 10                     -           -       2,700       1,125
            Q2 10                     -         (50)      1,575       2,100
            Q3 10                     -         (50)      1,650       2,150
            Q4 10                     -           -         850       1,750
            Q1 11                     -           -         550           -
            Q2 11                     -           -        (200)          -
            Q3 11                     -           -         700         200
            Q4 11                     -           -         300       1,000
                             ----------  ----------  ----------  ----------
Total                        $        -  $        -  $   17,265  $   19,215
                             ==========  ==========  ==========  ==========

Portfolio Purchases, net     $  203,026  $   51,709  $  113,868  $   90,051
                             ----------  ----------  ----------  ----------

($ in thousands)
------------------------------------------------------------------------
                                     Purchase Period
Allowance Period               2007        2008     2009-2011    Total
                            ----------  ---------- ---------- ----------
            2005            $        -  $        - $        - $      200
            2006                     -           -          -      1,100
            2007                     -           -          -      2,150
            2008                 7,380         620          -     17,035
            2009                 3,325      16,125          -     27,095
            Q1 10                1,700           -          -      5,525
            Q2 10                  700       2,000          -      6,325
            Q3 10                2,150         150          -      6,050
            Q4 10                  200       1,750          -      4,550
            Q1 11                 (750)      2,000          -      1,800
            Q2 11                    -       2,000          -      1,800
            Q3 11                 (500)        500          -        900
            Q4 11                  150         600          -      2,050
                            ----------  ---------- ---------- ----------
Total                       $   14,355  $   25,745 $        - $   76,580
                            ==========  ========== ========== ==========

Portfolio Purchases, net    $  179,835  $  166,545 $  488,094 $1,293,128
                            ----------  ---------- ---------- ----------

Investor Relations:
IR@portfoliorecovery.com

Media Relations:
Rick Goulart
Vice President, Corporate Communications
757-961-3525
rickgoulart@portfoliorecovery.com